Managers INVESTMENT GROUP October 3, 2011 Prospectus Managers Funds Managers Micro-Cap Fund Service Class: MMCFX Institutional Class: MIMFX p078-1011 managersinvest.com As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

3-5	SUMMARY OF THE FUND

Managers Micro-Cap Fund

6-10	ADDITIONAL INFORMATION ABOUT THE FUND

Managers Micro-Cap Fund

Summary of the Fund’s Principal Risks

Other Important Information about the Fund and its Investment Strategies and Risks

Fund Management

11-19	SHAREHOLDER GUIDE

Your Account

Choosing a Share Class

Investing Through an Intermediary

Transaction Policies

How to Buy or Sell Shares

Investor Services

Certain Federal Income Tax Information

20	FINANCIAL HIGHLIGHTS

Managers Micro-Cap Fund

21	HOW TO CONTACT US

Managers Investment Group	1

SUMMARY OF THE FUND

Managers Micro-Cap Fund

INVESTMENT OBJECTIVE

The Managers Micro-Cap Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Service Class	Institutional Class
Management Fee	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.97%	0.72%[1]
Acquired Fund Fees and Expenses	0.01%	0.01%[1]
Total Annual Fund Operating Expenses[2]	1.98%	1.73%
Fee Waiver and Expense Reimbursements[3]	(0.54)%	(0.54)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.44%	1.19%

[1]	Because Institutional Class shares commenced operations on the date of this Prospectus, these amounts are based on estimates for the current fiscal year.

[2]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.

[3]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2013, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.18% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Service Class and Institutional Class would be 1.43% and 1.18%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$147	$547	$996	$2,244
Institutional Class	$121	$470	$866	$1,977

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. micro-cap stocks. The Fund generally considers a stock to be a micro-cap stock if, at the time of purchase, its market capitalization is within the range of capitalizations of companies in the Russell Microcap® Index. As of May 31, 2011, the range of market capitalizations for the Russell Microcap® Index was $30 million to $668 million. The Fund may retain securities that it already has purchased even if the stock outgrows the capitalization limits. The Fund will invest in a combination of value-oriented and growth-oriented stocks.

Managers Investment Group	3

SUMMARY OF THE FUND

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Micro-Capitalization Stock Risk—the stocks of micro-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broadly based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

The performance information shown is that of the Fund’s Service Class shares (formerly shares of the Fund, which were reclassified and redesignated as Service Class shares effective as of the date of this Prospectus).

To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.

Calendar Year Total Returns as of 12/31/10 (Service Class)

Best Quarter: 27.71% (2nd Quarter 2003)

Worst Quarter: -24.71% (4th Quarter 2008)

Average Annual Total Returns as of 12/31/10

Managers Micro-Cap Fund	1 Year	5 Years	10 Years
Service Class Return Before Taxes	29.76%	4.81%	4.09%
Service Class Return After Taxes on Distributions	29.76%	4.59%	3.99%
Service Class Return After Taxes on Distributions and Sale of Fund Shares	19.34%	4.06%	3.53%
Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)	28.89%	1.19%	7.38%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	26.85%	4.47%	6.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class shares only, and after-tax returns for Institutional Class shares will vary.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisors

Next Century Growth Investors LLC (“Next Century”)

Lord, Abbett & Co. LLC (“Lord Abbett”)

WEDGE Capital Management L.L.P. (“WEDGE Capital”)

RBC Global Asset Management (US) Inc. (“RBC GAM (US)”)

Portfolio Managers

Next Century

Thomas Press

Chairman & CEO, Next Century; Portfolio Manager of

the Fund since 12/07.

Donald Longlet

President, Next Century; Portfolio Manager of the

Fund since 12/07.

Robert Scott

Portfolio Manager, Next Century; Portfolio Manager of

the Fund since 12/07.

Peter Capouch

Portfolio Manager, Next Century; Portfolio Manager of

the Fund since 12/07.

Kaj Doerring

Portfolio Manager, Next Century; Portfolio Manager of

the Fund since 12/07.

4	Managers Investment Group

SUMMARY OF THE FUND

Lord Abbett

F. Thomas O’Halloran

Partner & Director, Lord Abbett; Portfolio Manager of

the Fund since 2007.

Anthony W. Hipple

Portfolio Manager, Lord Abbett; Portfolio Manager of

the Fund since 2007.

WEDGE Capital

Peter F. Bridge

General Partner & Portfolio Manager, WEDGE Capital;

Portfolio Manager of the Fund since 12/07.

R. Michael James

General Partner & Portfolio Manager, WEDGE Capital;

Portfolio Manager of the Fund since 12/07.

Michael Gardner

General Partner & Director of Equity Research, WEDGE Capital; Portfolio Manager of the Fund since 12/07.

Monika LaRiche

Equity Analyst, WEDGE Capital; Portfolio Manager of

the Fund since 12/07.

RBC GAM (US)

Lance James

Managing Director & Senior Portfolio Manager, RBC GAM (US); Portfolio Manager of the Fund since 12/09.

George Prince

Portfolio Manager & Senior Equity Analyst, RBC GAM (US); Portfolio Manager of the Fund since 12/09.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Service Class

Regular Account: $25,000

Individual Retirement Account: $10,000

Institutional Class

Regular Account: $100,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Service Class (all accounts): $100

Institutional Class (all accounts): $1,000

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	5

ADDITIONAL INFORMATION ABOUT THE FUND

MANAGERS MICRO-CAP FUND

This Fund will invest primarily in the securities and instruments as described in the Fund’s summary section of the Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s Subadvisors in managing the Fund, and also additional information about the Fund’s expenses and performance.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently allocated among four Subadvisors, each of which acts independently of the other and uses its own methodology to select portfolio investments. Specifically:

•    One Subadvisor utilizes a value approach to investing whereby the Subadvisor uses both quantitative and qualitative techniques to identify companies that have favorable return potential but are selling at reasonable valuations.

•    Another Subadvisor utilizes a core approach to investing whereby the Subadvisor seeks neglected micro-cap companies with long-term attractive business fundamentals, near-term profitability potential and low valuations.

•    The other two Subadvisors utilize a growth approach to investing whereby they seek to identify companies that appear to have the potential for more rapid growth than the overall economy.

•    A Subadvisor will typically sell a stock if it believes that the original investment thesis for why it purchased the stock is no longer intact.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. micro-cap stocks. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•    Looking to gain exposure to micro-cap companies.

•    Seeking long-term growth of capital.

•    Willing to accept short-term volatility of returns, in particular those associated with the smallest U.S. stocks.

6	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUND

MANAGERS MICRO-CAP FUND

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Fees and Expenses of the Fund” in the Fund’s summary section, expenses for Institutional Class shares in the “Annual Fund Operating Expenses” table reflect estimates for the current fiscal year because Institutional Class shares commenced operations on the date of this Prospectus. Because Service Class shares are each authorized to pay up to 0.25% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees.

Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested in the Fund and, where applicable, for the Indices shown in the table. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. Effective as of the date of this Prospectus, the Fund will have reclassified and redesignated existing shares of the Fund as Service Class shares. Because the Fund’s Institutional Class shares have not operated for a full calendar year, performance history for this share class is not available. Effective December 10, 2007, some of the Fund’s investment strategies changed concurrent with the hiring of new subadvisors. The Fund’s past performance would have been different if the Fund was managed using the current investment strategies.

As a result of a reorgianization that occurred on September 30, 2011, the Institutional Class shares of the Fund assumed the ticker symbol (MIMFX) of the Managers Institutional Micro-Cap Fund. The Managers Institutional Micro-Cap Fund was not the performance or accounting survivor of the reorganization.

Managers Investment Group	7

ADDITIONAL INFORMATION ABOUT THE FUND

THE FUND’S PRINCIPAL RISKS

This section presents more detailed information about the Fund’s risks as described in the Fund’s summary section of the Prospectus. The Fund could be subject to additional risks because the types of investments it makes and market conditions may change over time.

All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. In addition, the Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s Subadvisors will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

GROWTH STOCK RISK

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counter-party risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of investments held by the Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity investments generally have greater price volatility than fixed income investments. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. Derivatives involve the risk that changes in their value may not correlate perfectly with their underlying assets, rates, or indices.

MICRO-CAPITALIZATION STOCK RISK

The stocks of micro-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Because the Fund invests in micro-capitalization companies, it may underperform other stock funds (such as small-, medium- and large-company stock funds) when stocks of micro-capitalization companies are out of favor.

VALUE STOCK RISK

Value stocks present the risk that a stock may decline or never reach what a Subadvisor believes is its full market value, either because the market fails to recognize what the Subadvisor considers to be the company’s true business value or because the Subadvisor’s assessment of the company’s prospects is wrong. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

OTHER IMPORTANT INFORMATION ABOUT THE FUND’S AND ITS INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Fund may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Fund’s Statement of Additional Information dated October 3, 2011 (the “SAI”).

INVESTMENT OBJECTIVES

The Fund’s investment objective may be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

From time to time, the Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. These temporary defensive measures may be inconsistent with the Fund’s investment objective and principal investment strategies. The Fund may not be able to achieve its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

As described in the Fund’s summary section of this Prospectus, the Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. A portfolio turnover rate greater than 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available on the Fund’s Web site at www.managersinvest.com.

8	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUND

FUND MANAGEMENT

The Fund is a series of Managers Trust I, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 333 W. Wacker Drive, Chicago, Illinois 60606, is an independently managed subsidiary of Affliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisors to the Fund. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Fund’s distributor.

Additional information regarding other accounts managed by the Portfolio Managers, their compensation and ownership of Fund shares is available in the Fund’s SAI.

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Fund between the Trust and the Investment Manager and the Subadvisory Agreements between the Investment Manager and certain Subadvi-sors is available in the Fund’s shareholder report covering the period when the approvals occured.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), the Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of the Fund and selects and recommends to the Fund’s Board of Trustees investment advisors (the “Subadvisors”) to manage the Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by the Fund’s Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffliated Subadvisors for the Fund. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the Subadvisors and recommend their hiring, termination, and replacement. Shareholders of the Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

MANAGERS MICRO-CAP FUND

Next Century Growth Investors LLC (“Next Century”), located at 5500 Wayzata Blvd, Suite 1275, Minneapolis, Minnesota 55416, manages a portion of the Fund focusing on micro-cap and small-cap growth investments. As of December 31, 2010, Next Century had assets under management of approximately $3.1 billion. Thomas L. Press, Donald M. Longlet, Robert E. Scott, Peter M. Capouch, and Kaj Doerring are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Next Century and have served in that capacity since

December 10, 2007. All of the portfolio managers work collaboratively to manage the portfolio, with no one person primarily responsible for portfolio management. Thomas Press is the Chairman and CEO of Next Century and Donald Longlet is the President of Next Century, both serving in their respective capacities since 1998. Robert Scott has been a portfolio manager of Next Century since 2000. Peter Capouch has been a portfolio manager at Next Century since 2003, and before that he served as a consultant analyst of State Street Advisers from 2002-2003. Kaj Doerring has been a portfolio manager since 2005, and before that he served as the Vice-President of Sales of Think Equity Partners from 2002-2005.

Lord Abbett & Co. LLC (“Lord Abbett”), located at 90 Hudson Street, Jersey City, New Jersey 07302, manages a portion of the Fund focusing on micro-cap growth investments. As of December 31, 2010, Lord Abbett had assets under management of approximately $106.5 billion. Lord Abbett uses a team of portfolio managers and analysts acting together to manage the portion of the Fund’s portfolio that is managed by Lord Abbett. The team is headed by F. Thomas O’Halloran, Partner and Director. Assisting Mr. O’Halloran is An-thony W. Hipple, Portfolio Manager. Messrs. O’Halloran and Hipple are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by Lord Abbett. Mr. O’Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O’Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987. Mr. Hipple joined Lord Abbett in 2002 from Piper Jaffray Asset Management, where he served as a Senior Analyst. Mr. Hipple is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1995. Messrs. O’Halloran and Hipple have been members of the Fund’s investment team since 2007.

WEDGE Capital Management L.L.P (“WEDGE Capital”) located at 301 South College Street, Suite 2920, Charlotte, North Carolina 28202, manages a portion of the Fund focusing on micro-cap value investments. As of December 31, 2010, WEDGE Capital had assets under management of approximately $9 billion. Peter F. Bridge, R. Michael James, Michael Gardner, and Monika LaRiche, are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by WEDGE Capital and have served in that capacity since December 10, 2007. The Investment Policy Committee, which is made up of a broad representation of WEDGE Capital’s investment professionals, is responsible for general portfolio oversight. Peter F. Bridge and R. Michael James are General Partners and Portfolio Managers and have served in those positions during the past five years. Michael Gardner is a General Partner and the Director of Equity Research and has served in those positions during the past five years. Monika LaRiche, CFA, is the lead micro-cap analyst on the team and has served as an Equity Research Associate at WEDGE Capital from 2002-2003 and as an Equity Research Analyst since 2004.

Managers Investment Group	9

ADDITIONAL INFORMATION ABOUT THE FUND

FUND MANAGEMENT (CONTINUED)

RBC Global Asset Management (US) Inc. (“RBC GAM (US)”), located at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, is a Subadvisor to each Fund and has managed a portion of the Fund since December 31, 2009. As of December 31, 2010, RBC GAM (US) managed approximately $43.8 billion in assets for individuals, public entities, Taft-Hartley Plans, corporations, private nonprofits, foundations, endowments, healthcare organizations, and mutual funds. RBC GAM (US) is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is an indirect wholly-owned subsidiary of Royal Bank of Canada. Lance F. James and George Prince are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by RBC GAM (US), each having co-managed a portion of the Fund since December 31, 2009. Mr. James is the lead portfolio manager of the Fund. Mr. James has been a Managing Director and Senior Portfolio Manager with RBC GAM (US) since 2006 and is the lead portfolio manager for the Small Cap Core and Microcap strategies at RBC GAM (US). Before joining RBC GAM (US) in 2006, Mr. James was a portfolio manager and research analyst for Babson Capital Management and OFI Institutional Asset Management, affliates of Massachusetts Mutual Life Insurance Company, from 1986-2006. During his tenure with these firms, he served as head of their small/ mid cap value team. Mr. Prince is a co-portfolio manager of the Fund. Mr. Prince has been a portfolio manager and senior equity analyst at RBC GAM (US) since 2006. Prior to joining RBC GAM (US) in 2006, Mr. Prince was a senior equity analyst at Eagle Asset Management from 2004-2006. Mr. Prince was an analyst at Babson Capital Management from 2002-2004.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.00% of its average daily net assets. The Investment Manager, in turn, pays a portion of this fee to each Subadvisor.

The Investment Manager also provides administrative services to the Fund, including supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date, supervising the preparation and filing of documents as required by state and Federal regulatory agencies, and providing management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives an administrative fee of 0.25% per annum of the average daily net assets of the Fund.

10	Managers Investment Group

SHAREHOLDER GUIDE

YOUR ACCOUNT

You may invest in the Fund by purchasing either Service Class or Institutional Class shares. Each class of shares is subject to different types and levels of expenses and minimum initial investment amounts, as described below.

Service Class shares and Institutional Class shares also bears shareholder servicing fees in different amounts. Because each class bears fees and expenses in different amounts, the net asset value (the “NAV”) per share of the two classes may differ. Service Class shares are expected to have lower total returns than Institutional Class shares. In all other material respects, Service Class shares and Institutional Class shares are the same, each share representing a proportionate interest in the Fund. The Fund and each class of shares is subject to a minimum initial investment amount, as described on page 15.

Your purchase or redemption of Fund shares is based on each class’s share price. The price at which you purchase and redeem your shares is based on the NAV per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of the Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.

FAIR VALUE POLICY

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, the Fund’s investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and has not resumed before the Fund calculates NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Managers Investment Group	11

SHAREHOLDER GUIDE

CHOOSING A SHARE CLASS

Investors can choose between two share classes when investing in the Fund:

•	Service Class

•	Institutional Class

The classes differ in the way that they deal with Fund expenses. When choosing a share class, it is important to consider these three factors:

•	The amount you plan to invest;

•	Your investment objectives; and

•	The expenses for the class.

We recommend that you also discuss your investment goals and choices with your financial professional to determine which share class is right for you.

SERVICE CLASS SHARES

Effective as of the date of this Prospectus, former shares of the Fund will have been reclassified and redesignated as Service Class Shares of the Fund. Service Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Service Class’ NAV. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Service Class shares do not pay annual distribution and shareholder service (12b-1) fees.

INSTITUTIONAL CLASS SHARES

Institutional Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Institutional Class’ NAV. Shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Institutional Class shares do not pay annual distribution and shareholder service (12b-1) fees.

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker–dealer, trust company or other financial intermediary, rather than directly with the Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and the Service Class may pay fees to these firms in return for shareholder servicing provided by these programs to shareholders. The shareholder servicing fees are paid out of the assets of each of the Institutional Class and Service Class on an ongoing basis and will increase the cost to shareholders who invest in Institutional Class and Service Class shares. These payments may provide the intermediary with an incentive to favor sales of shares of the Fund over other investment options.

The Investment Manager and/or the Distributor may pay compensation (directly and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares.

12	Managers Investment Group

SHAREHOLDER GUIDE

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Fund with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Fund once you set up an account. You also may buy additional shares or sell your shares any day that the NYSE is open for business. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each Class’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

PROCESSING ORDERS

If you sell shares in the Fund, the Fund will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Fund may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (“ACH”) transactions are also subject to a 15 calendar day holding period.

Managers Investment Group	13

SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares...	If you wish to add shares to your account...	If you wish to sell shares†...

Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9769 Providence, RI 02940-9769

Send a letter of instruction and a check payable to Managers to:

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

PO Box 9769

Providence, RI 02940-9769

(Include your account number and fund name on your check)

Write a letter of instruction containing:

•      Name of the Fund

•      Dollar amount or number of shares you wish to sell

•      Your name

•      Your account number

•      Signatures of all account owners

Mail your letter to:

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539. Telephone redemptions are available only for redemptions of less than $50,000 for Service Class shares and $250,000 for Institutional Class shares.

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com. Internet redemptions are available only for redemptions of less than $50,000 for Service Class shares and $250,000 for Institutional Class shares.

By bank wire	Call us at 800.548.4539 for instructions	Call us at 800.548.4539 for instructions	Available if bank wire instructions are on file for your account

†

Redemptions of $50,000 and over for Service Class shares and $250,000 and over for Institutional Class shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone and Internet redemptions are available only for redemptions that are below $50,000 for Service Class shares and below $250,000 for Institutional Class shares.

14	Managers Investment Group

SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.

Share Class	Initial Investment	Additional Investments
Service Class:
• Regular Accounts	$25,000	$100
• Individual Retirement Accounts	$10,000	$100

Institutional Class:
• Regular Accounts	$100,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

OTHER PURCHASE INFORMATION

Subject to the approval of the Trust and in accordance with the Trust’s policies and procedures, an investor may purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadvisor intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of Service Class shares or $250,000 or more of Institutional Class shares, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Fund is not responsible for any losses due to unauthorized transactions as long as the Fund follows reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.

Managers Investment Group	15

SHAREHOLDER GUIDE

LIMITATIONS ON THE FUND

The Fund may restrict or limit certain transactions, including, but not limited to, the following examples:

•

Redeem your account if its value falls below $500 with respect to Service Class shares, or below $25,000 with respect to Institutional Class shares, due to redemptions you make, but not until after the Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on this page.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing.” These activities may disrupt management of the Fund’s portfolio, increase the Fund’s expenses, and have a negative impact on the Fund’s performance. Managers Micro-Cap Fund may be subject to additional risks of frequent trading activities because the securities in which the Fund invests tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, the Fund may be a target for investors that seek to capitalize on price arbitrage opportunities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Fund’s transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Fund and its shareholders. Transactions accepted by a financial intermediary that violate the Fund’s frequent trading policies are not considered to be acceptable by the Fund, and the Fund may reject them on the next business day after the financial intermediary has received them.

Although the Fund uses reasonable efforts to prevent market timing activities in the Fund, its efforts may not always succeed. For example, although the Fund strives to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund. Although the Fund has attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Fund’s ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Fund and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

16	Managers Investment Group

SHAREHOLDER GUIDE

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Fund will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Fund for the same class of shares of other funds managed by the Investment Manager or for other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other Managers funds described above, you also may exchange your shares of the Fund through Managers for shares in the Agency Share Class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”).

In addition, the following restrictions apply:

•

Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund.

•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 18.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing, by telephone (if elected on the application), by Internet, or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Fund may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.

ACCOUNT STATEMENTS

The Fund will send you quarterly and yearly statements with details about your account activity. The Fund will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally declares and pays any income dividends and net capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Fund will do this automatically unless you request otherwise. You may also change your election any time by giving the Fund written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Fund will mail correspondence and other materials to the address on file for you. Please notify the Fund immediately of any changes to your address or to other information that might affect your account.

Managers Investment Group	17

SHAREHOLDER GUIDE

CERTAIN FEDERAL INCOME TAX INFORMATION

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Fund under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.

The Fund has elected and intends to qualify and be treated each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains.

•

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2012. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly reported distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains for taxable years beginning on or before December 31, 2012, provided that both you and the Fund meet certain holding period and other requirements. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange (including an exchange of the Fund’s shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

An exchange of the Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to U.S. federal income tax.

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Fund must also withhold taxes on distributions and sale proceeds if the IRS notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

18	Managers Investment Group

SHAREHOLDER GUIDE

CERTAIN FEDERAL INCOME TAX INFORMATION (CONTINUED)

OTHER TAX MATTERS

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s return on those investments would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund.

In addition, certain of the Fund’s investments, including certain debt instruments, derivatives, foreign securities or foreign currencies, and shares of other investment funds, such as REITs, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

Please see the SAI for more detailed tax information.

Managers Investment Group	19

FINANCIAL HIGHLIGHTS

The following Financial Highlights are intended to help you understand the Fund’s financial performance for past fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. Financial highlights are shown for Service Class shares because, as of the date of this Prospectus, existing shares of the Fund are reclassified and redesignated as Service Class shares. Because the Fund’s Institutional Class shares commenced operations on the date of this Prospectus, financial highlights for that share class are not available. The information below is derived from the Fund’s financial statements and (except for information for the six months ended April 30, 2011) has been audited by Pricewaterhouse Coopers LLP, whose report is included in the Fund’s Annual Report for the fiscal year ended October 31, 2010, which is available upon request. The Fund’s unaudited financial statements for the semi-annual period ended April 30, 2011 are included in the Fund’s Semi-Annual Report, which is also available upon request. All unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. In addition, all such adjustments are of a normal recurring nature.

	For the six months ended April 30, 2011	For the fiscal year ended October 31,
Managers Micro-Cap Fund — Service Class	(unaudited)	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$33.42	$26.37	$25.41	$41.90	$34.48	$29.65

Income from Investment Operations:

Net investment loss	(0.14)	(0.25)[3]	(0.21)[3]	(0.31)[3]	(0.37)[3]	(0.26)[3]

Net realized and unrealized gain (loss) on investments	8.17	7.30 [3]	2.73 [3]	(16.18)[3]	7.79 [3]	5.09 [3]

Total from investment operations	8.03	7.05	2.52	(16.49)	7.42	4.83

Less Distribution to Shareholders from:

Net realized gain on investments	—	—	(1.56)	—	—	—

Total distributions to shareholders	—	—	(1.56)	—	—	—

Net Asset Value End of Year	$41.45	$33.42	$26.37	$25.41	$41.90	$34.48

Total Return [1]	23.99%[5]	26.73%[4]	11.34%[4]	(39.37)%	21.52%[4]	16.29%

Ratio of net expenses to average net assets	1.41%[6]	1.50%	1.53%	1.54%	1.53%	1.54%

Ratio of net investment loss to average net assets [1]	(0.71)%[6]	(0.84)%	(0.90)%	(0.92)%	(1.01)%	(0.79)%

Portfolio turnover	42%[5]	93%	82%	193%	76%	82%

Net assets at end of year (000’s omitted)	$153,903	$135,570	$127,322	$132,424	$271,934	$303,474

Ratios absent expense offsets: [2]

Ratio of net expenses to average net assets	1.66%[6]	1.72%	1.75%	1.66%	1.53%	1.54%

Ratio of net investment loss to average net assets	(0.96)%[6]	(1.06)%	(1.12)%	(1.04)%	(1.01)%	(0.79)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Not Annualized
[6]	Annualized

20	Managers Investment Group

HOW TO CONTACT US

INVESTMENT MANAGER AND ADMINISTRATOR

Managers Investment Group LLC

333 W. Wacker Drive

Chicago, Illinois 60606

312.424.1200 or 800.835.3879

DISTRIBUTOR

Managers Distributors, Inc.

333 W. Wacker Drive

Chicago, Illinois 60606

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Jack W. Aber

Christine C. Carsman

William E. Chapman, II

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

John H. Streur

Managers Investment Group	21

Managers INVESTMENT GROUP October 3, 2011 PROSPECTUS Managers Funds WHERE TO FIND ADDITIONAL INFORMATION The Fund’s Statement of Additional Information (the “SAI”) contains additional information about the Fund and its investments. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. To request free copies of these materials or to make other inquiries, please contact the Fund: • By telephone: 800.835.3879 • By mail: Managers Funds 800 Connecticut Avenue Norwalk, Connecticut 06854-2325 • On the Internet: Electronic copies are available on our Web site at www.managersinvest.com Information about the Fund, including the current Fund’s SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Fund’s SAI is incorporated by reference into (is legally part of) this Prospectus. Reports and other information about the Fund are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec. gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. You may also review and copy information about the Fund at the SEC’s Public Reference Room in Washing-ton, D.C. For access to the Reference Room, call 202.551.8090. © 2011 Managers Investment Group LLC Investment Company Act Registration Number 811-06520 managersinvest.com As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.